  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

November 18, 2010

HPC POS SYSTEM, CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-149188	26-0857573
Commission File Number	IRS Employer Identification No.

301 New York Avenue NE, Washington, DC	20002
(Address of Principal Executive Offices)	Zip Code

(703) 283-9736
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .. Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 401 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Resignation of Silberstein Ungar, PLLC

On November 18, 2010, Silberstein Ungar, PLLC (“SU”) resigned as independent registered public accounting firm for HPC POS SYSTEM, Corp.

SU did not issue any reports on or commence any audit procedures with respect to the financial statements of HPC POS SYSTEM, Corp. During the entire period of SU’s engagement through November 18, 2010, there were no disagreements as defined in Item 304 of Regulation S-K) with SU on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SU, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Registrant's most recent fiscal year and the subsequent interim periods through November 18, 2010, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided SU with a copy of this Report prior to its filing with the Securities and Exchange Commission (the SEC") and requested SU to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. A copy of such letter is included as Exhibit 16.1 to this Form 8-K.

Engagement of PMB Helin Donovan, LLP

On November 18, 2010 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of PMB Helin Donovan, LLP, an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 - EXHIBITS

Exhibit No.               Description

16.1

Letter from Silberstein Ungar, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPC POS SYSTEM, CORP.

Registrant

/s/ Melvin W. Coles

By: Melvin W. Coles

Its: President

Dated: January 7, 2011